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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1997 included in U.S. Home Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.




                                                    /s/  Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP


Houston, Texas
July 14, 1997